Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

NOTE 8. INCOME TAXES

At December 31, 2011, we had available for U.S. federal income tax reporting purposes, a net operating loss (NOL) carry-forward for regular tax purposes of approximately $57 million which expires in varying amounts during the tax years 2027 through 2031. No provision for federal income tax benefit is reflected on the statement of operations for the year ended December 31, 2011 because we are uncertain as to our ability to utilize our NOL in the future.

The NOL above includes $2.5 million of deductions for excess stock-based compensation. Excess stock-based compensation deductions represent stock-based compensation that have generated tax deductions that have not yet resulted in a cash tax benefit because the Company has NOL carry-forwards. The Company plans to recognize the federal NOL tax assets associated with excess stock-based compensation tax deductions only when all other components of the federal NOL tax assets have been fully utilized. If and when the excess stock-based compensation related NOL tax assets are realized, the benefit will be credited directly to equity.

The following is a reconciliation of the reported amount of income tax expense (benefit) for the years ended December 31, 2011 and 2010, to the amount of income tax expense that would result from applying domestic federal statutory tax rates to pretax income:

	2011	2010
	(in thousands)
Statutory tax expense (benefit)	$(1,638)	$(1,185)
Change in valuation allowance	1,409	823
Effect of permanent differences and other
Interest expense disallowed for tax	166	21
Effect of other permanent differences	63	341

Total Tax Expense	$—	$—

The components of our deferred income taxes were as follows for the years ended December 31, 2011 and 2010:

	2011	2010
	(in thousands)
Deferred tax assets:
Net operating loss carryover	$18,855	$17,706
Capital loss carryover	77	77
Charitable contributions carryover	4	4
Share based compensation	5,795	5,516
Property and equipment	508	527

Total net deferred tax assets	25,239	23,830
Less valuation allowances	(25,239)	(23,830)

Net deferred tax assets	$—	$—

In June 2006, the FASB issued ASC 740 Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109. We adopted ASC 740 on January 1, 2007. Under ASC 740, tax benefits are recognized only for tax positions that are more likely than not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than fifty percent likely to be realized upon ultimate settlement. Unrecognized tax benefits are tax benefits claimed in our tax returns that do not meet these recognition and measurement standards.

Upon the adoption of ASC 740, we had no liabilities for unrecognized tax benefits, and, as such, the adoption had no impact on our financial statements, and we have recorded no additional interest or penalties. The adoption of ASC 740 did not impact our effective tax rates.

Our policy is to recognize potential interest and penalties accrued related to unrecognized tax benefits within income tax expense. For the years ended December 31, 2011 and 2010, we did not recognize any interest or penalties in our consolidated condensed statement of operations, nor did we have any interest or penalties accrued in our consolidated condensed balance sheet at December 31, 2011 and 2010 relating to unrecognized tax benefits.

The tax years 2008-2011 remain open to examination for federal income tax purposes and by the other major taxing jurisdictions to which we are subject. The tax years 2007-2011 remain open for the Texas Margin tax.